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                                                                   EXHIBIT 10.56


                             CONTRIBUTION AGREEMENT


               This CONTRIBUTION AGREEMENT ("Agreement") is entered into as of November 4, 1997 by and among Dove Entertainment, Inc., a California corporation (the "Company" or the "Borrower") and each Subsidiary of the Borrower whose name appears at the foot hereof (collectively, the "Contributors", individually each a "Contributor"), for the purpose of establishing the respective rights and obligations of contribution among the Contributors and the Borrower in connection with the Credit Agreement (as hereinafter defined). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

               WHEREAS, the Borrower and the Contributors are parties to a Credit, Security, Guaranty and Pledge Agreement dated as of November 4, 1997 among the Borrower, the Contributors and The Chase Manhattan Bank (the "Lender") (said agreement, as it may hereafter be amended, supplemented or otherwise modified, renewed or replaced from time to time in accordance with its terms being the "Credit Agreement"), pursuant to which the Lender has made certain commitments, subject to the terms and conditions set forth therein, to extend a credit facility to the Borrower;

               WHEREAS, pursuant to the Credit Agreement, the Contributors have guaranteed the Obligations (such term being used herein as defined in the Credit Agreement) of the Borrower;

               WHEREAS, pursuant to the terms of the Credit Agreement, each of the Borrower and Contributors has granted to the Lender a security interest in the Collateral (as defined in the Credit Agreement) for their respective obligations thereunder;

               WHEREAS, as a result of the transactions contemplated by the Credit Agreement, the Borrower and the Contributors will benefit, directly and indirectly, from the Obligations and in consideration thereof desire to enter into this Agreement to allocate such benefits among themselves and to provide a fair and equitable arrangement to make contributions in the event any payments are made by the Contributors under the Credit Agreement or the Lender exercises recourse against any of the Collateral owned by the Contributors (such payment or recourse being referred to herein as a "Contribution");

               NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Contributors and the Borrower hereby agree as follows:

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               SECTION 1. Contribution. In order to provide for just and
equitable contribution among the Contributors and the Borrower in the event any Contribution is made by a Contributor (a "Funding Contributor") under the Credit Agreement, that Funding Contributor shall be entitled to a contribution from certain other Contributors and from the Borrower for all payments, damages and expenses incurred by that Funding Contributor in discharging any of the Obligations, in the manner and to the extent set forth in this Agreement. The amount of any Contribution under this Agreement shall be equal to the payment made pursuant to the Credit Agreement or the fair saleable value of the Funding Contributor's portion of the Collateral against which recourse is exercised, and shall be determined as of the date on which such payment is made or recourse is exercised, as the case may be.

               SECTION 2. Benefit Amount Defined. For purposes of this Agreement, the "Benefit Amount" of any Contributor as of any date of determination shall be the net value of the benefits to such Contributor from extensions of credit made by the Lender to the Borrower under the Credit Agreement. Such benefits shall include benefits of funds constituting proceeds of Loans which are deposited into the account of the Borrower by the Lender which are in turn advanced or contributed by the Borrower to such Contributor (collectively, the "Benefits"). In the case of any proceeds of Loans or Benefits advanced or contributed to a Person (an "Owned Entity") any of the equity interests of which are owned directly or indirectly by a Contributor, the Benefit Amount of a Contributor with respect thereto shall be that portion of the net value of the benefits attributable to Loans or Benefits advanced or contributed to the Owned Entity equal to the direct or indirect percentage ownership of such Contributor in its Owned Entity.

               SECTION 3. Contribution Obligation. Each Contributor and the Borrower shall be liable to a Funding Contributor in an amount equal to the greater of (A) the product of (i) a fraction the numerator of which is (x) the Benefit Amount of such Contributor or Borrower, and the denominator of which is
(y) the total amount of Obligations and (ii) the amount of Obligations paid by such Funding Contributor and (B) 95% of the excess of the fair saleable value of the property of such Contributor over the total liabilities of such Contributor (including the maximum amount reasonably expected to become due in respect of contingent liabilities), as the case may be, determined as of the date on which the payment made by a Funding Contributor is deemed made for purposes of this Agreement or any recourse is exercised against any Contributor's portion of the Collateral, as the case may be (giving effect to all payments made by other Funding Contributors and to the exercise of recourse against any other Funding Contributor's portion of the Collateral as of such date in a manner to maximize the amount of such contributions).

               SECTION 4. Allocation. In the event that at any time there exists more than one Funding Contributor with respect to any Contribution (in any such case, the "Applicable Contribution"), then payment from other Contributors and from the Borrower pursuant to this Agreement shall be allocated among such Funding Contributors in proportion to the total amount of the Contribution made for or on account of the Borrower by each such Funding Contributor pursuant to the Applicable Contribution. In the event that at any time any Contributor pays an

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amount under this Agreement in excess of the amount calculated pursuant to clause (A) of Section 3, that Contributor shall be deemed to be a Funding Contributor to the extent of such excess and shall be entitled to contribution from the other Contributors and from the Borrower in accordance with the provisions of this Agreement.

               SECTION 5. Subrogation. Any payments made hereunder by the Borrower shall be credited against amounts payable by the Borrower pursuant to any subrogation rights of the Contributors which received the payments under this Agreement.

               SECTION 6. Preservation of Rights. This Agreement shall not limit any right which any Contributor may have against any other Person which is not a party hereto.

               SECTION 7. Subsidiary Payment. The amount of contribution payable under this Agreement by any Contributor shall be reduced by the amount of any contribution paid hereunder by a Subsidiary of such Contributor.

               SECTION 8. Equitable Allocation. If as a result of any reorganization, recapitalization, or other corporate change in the Company or any Affiliates or Subsidiaries thereof, or as a result of any amendment, waiver or modification of the terms and conditions governing the Credit Agreement or the Obligations, or for any other reason, the Contributions under this Agreement become inequitable, the parties hereto shall promptly modify and amend this Agreement to provide for an equitable allocation of the Contributions. Any of the foregoing modifications and amendments to this Agreement shall be in writing and signed by all parties hereto.

               SECTION 9. Asset of Party to Which Contribution is Owing. The parties hereto acknowledge that the right to contribution hereunder shall constitute an asset in favor of the party to which such contribution is owing.

               SECTION 10. Subordination. No payments payable by a Contributor or by the Borrower pursuant to the terms hereof shall be paid until all amounts then due and payable by the Borrower to the Lender, pursuant to the terms of the Fundamental Documents, are paid in full in cash. Nothing contained in this Agreement shall affect the obligations of any party hereto to the Lender under the Credit Agreement or any other Fundamental Documents.

               SECTION 11. Successors and Assigns; Amendments. This Agreement shall be binding upon each party hereto and its respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns, and in the event of any transfer or assignment of rights by a Contributor or by the Borrower, the rights and privileges herein conferred upon that Contributor shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and condition hereof. Except as specifically required under Section 8, this Agreement shall not be amended without the prior written consent of the Lender.

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               SECTION 12. Termination. This Agreement, as it may be modified or amended from time to time, shall remain in effect, and shall not be terminated until the Credit Agreement has been discharged or otherwise satisfied in accordance with its terms.

               SECTION 13. Choice of Law. This Agreement, and any instrument or agreement required hereunder, shall be deemed to be made under, shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to principles of conflict of laws.

               SECTION 14. Counterparts. This Agreement, and any modifications or amendments hereto may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes, but all such counterparts shall constitute but one and the same instrument.

               SECTION 15. Effectiveness. This Agreement shall become effective on the date on which all of the parties hereto shall have executed this Agreement. The Company shall deliver counterparts hereof bearing the signatures of each of the parties hereto to the Lender.

               IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be duly executed as of the day and year first written above.

                                   DOVE ENTERTAINMENT, INC.


                                   By:  /s/ NEIL TOPHAM
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   DOVE INTERNATIONAL, INC. /s/ NEIL TOPHAM
                                   DOVE FOUR POINT, INC.



                                   By:   /s/  NEIL TOPHAM
                                      ------------------------------------------
                                      Name:
                                      Title:

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